PENNYMAC ROLL-UP FACILITY	EXECUTION
Exhibit 10.38

AMENDMENT NO. 1

TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 1 to Amended and Restated Master Repurchase Agreement, dated as of August 4, 2016 (this “Amendment”), among Credit Suisse First Boston Mortgage Capital LLC (the “Administrative Agent”), Credit Suisse AG, a company incorporated under the laws of Switzerland, acting through its Cayman Islands Branch (the “Buyer”), PennyMac Holdings, LLC (“PennyMac Holdings”), PennyMac Corp. (“PMC”), PennyMac Operating Partnership, L.P., in their capacity as sellers (“POP”, together with PennyMac Holdings and PMC, each a “Seller” and, collectively, the “Sellers”), PMC REO Financing Trust, an asset subsidiary (the “REO Subsidiary” and together with the Sellers, the “Seller Parties”) and PennyMac Mortgage Investment Trust (“PMIT”) and PennyMac Operating Partnership, L.P., in their capacity as guarantors (each, a “Guarantor” and collectively, the “Guarantors”).

RECITALS

The Administrative Agent, the Seller Parties and the Guarantors are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of March 31, 2016 (the “Existing Repurchase Agreement”, as is assigned to Buyer, and as amended by this Amendment, the “Repurchase Agreement”).  The Guarantors are parties to that certain Amended and Restated Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of March 31, 2016, by the Guarantors in favor of Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Administrative Agent, the Buyer, the Seller Parties and the Guarantors have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Administrative Agent has required the Guarantors to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Administrative Agent, the Buyer, the Seller Parties and the Guarantors hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definitions of “State Specific Foreclosure Aging Timeline”, “State Specific REO Disposition Timeline” and “State Specific REO Recording Timeline” in their entirety and all references thereto.

SECTION 2.State Specific Foreclosure Aging Timeline.  Exhibit M of the Existing Repurchase Agreement is hereby amended by deleting such exhibit in its entirety and all references thereto.

SECTION 3.State Specific REO Disposition Timeline.  Exhibit N of the Existing Repurchase Agreement is hereby amended by deleting such exhibit in its entirety and all references thereto.

SECTION 4.State Specific REO Recording Timeline.  Exhibit O of the Existing Repurchase Agreement is hereby amended by deleting such exhibit in its entirety and all references thereto.

SECTION 5.Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

5.1Delivered Documents.  On the Amendment Effective Date, the Administrative Agent on behalf of Buyer shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

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(a)this Amendment, executed and delivered by duly authorized officers of the Administrative Agent, the Seller Parties and the Guarantors;

(b)Amendment No. 1 to the Consolidated, Amended and Restated Pricing Side Letter, dated as of the date hereof, executed and delivered by duly authorized officers of the Administrative Agent, the Seller Parties and the Guarantors; and

(c)such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 6.Representations and Warranties.  Each Seller Party hereby represents and warrants to the Administrative Agent and Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of Repurchase Agreement.

SECTION 7.Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 8.Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 9.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 10.GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 11.Reaffirmation of Guaranty.  The Guarantors hereby ratify and affirm all of the terms, covenants, conditions and obligations of the Guaranty. Each Guarantor acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of the Seller Parties to Administrative Agent and Buyer under the Repurchase Agreement and related Program Agreements, as amended hereby.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent under the Repurchase Agreement

By:	/s/ Elie Chau
Name:	Elie Chau
Title:	Vice President

Credit Suisse AG, Cayman Islands Branch, as the Buyer

By:	/s/ Oliver Nisenson
Name:	Oliver Nisenson
Title:	Authorized Signatory

By:	/s/ Patrick J. Hart
Name:	Patrick J. Hart
Title:	Authorized Signatory

PennyMac Corp., as a Seller

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

PennyMac Holdings, LLC, as a Seller

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

PMC REO Financing Trust, as the REO Subsidiary

By:	PennyMac Corp., as Administrator

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

Signature Page to Amendment No. 1 to A&R MRA

PennyMac Mortgage Investment Trust, as a Guarantor

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

PennyMac Operating Partnership, L.P., as a Seller and as a Guarantor

By:	PennyMac GP OP, Inc., its General Partner

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

Signature Page to Amendment No. 1 to A&R MRA